UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Meridian StreetSuite 1100 Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

                                On November 5, 2004, Kite Realty Group Trust (the “Company”) announced its consolidated financial results for the quarter ended September 30, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Third Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in Item 2.02 of this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                On November 2, 2004, the Company’s Board of Trustees approved two amendments to the Company’s First Amended and Restated Bylaws.  Section 2 of Article II was amended to provide that the annual shareholders meetings shall be held between April 15 and May 15 of each year and Section 1 of Article VII was amended to permit share certificates to be signed by the chairman of the board.  Prior to the amendments, the Bylaws provided that the annual shareholders meeting be held in the month of May and that share certificates be signed solely by the chief executive officer, the president or a vice president.  The amendments were effective upon their adoption by the Board of Trustees.  A copy of Amendment No. 1 to the Company’s First Amended and Restated Bylaws effecting these amendments is filed as Exhibit 3.1 to this report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

Exhibit No.	Description

3.1	Amendment No. 1 to Kite Realty Group Trust First Amended and Restated Bylaws
99.1	Kite Realty Group Trust Earnings Press Release dated November 5, 2004
99.2	Kite Realty Group Trust Third Quarter Supplemental Disclosure

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 5, 2004	By:	/s/ Daniel R. Sink
Daniel R. Sink
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document
3.1	Amendment No. 1 to Kite Realty Group Trust First Amended and Restated Bylaws
99.1	Kite Realty Group Trust Earnings Press Release dated November 5, 2004
99.2	Kite Realty Group Trust Third Quarter Supplemental Disclosure